Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	THOMAS C. ELLIOTT
CHIEF FINANCIAL OFFICER
RESOURCE AMERICA, INC.
ONE CRESCENT DRIVE, SUITE 203
PHILADELPHIA, PA 19112
(215) 546-5005; (215) 640-6357 (fax)

RESOURCE AMERICA, INC.
REPORTS OPERATING RESULTS
FOR THE SECOND FISCAL QUARTER ENDED MARCH 31, 2013

Philadelphia, PA, May 6, 2013 - Resource America, Inc. (NASDAQ: REXI) (the "Company”) reported adjusted income from continuing operations attributable to common shareholders, net of tax, a non-GAAP measure, of $3.2 million, or $0.14 per common share-diluted, and $1.1 million, or $0.05 per common share-diluted, for the second fiscal quarter and six months ended March 31, 2013 as compared to adjusted income from continuing operations attributable to common shareholders, net of tax, of $478,000, or $0.02 per common share-diluted, for the second fiscal quarter ended March 31, 2012 and an adjusted loss attributable to common shareholders, net of tax, of $2.2 million, or $0.11 per common share-diluted for the six months ended March 31, 2012. A reconciliation of the Company's reported GAAP income (loss) from continuing operations before taxes to adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, a non-GAAP measure, is included as Schedule I to this release.

The Company reported GAAP net income attributable to common shareholders of $744,000, or $0.03 per common share-diluted, and a net loss attributable to common shareholders of $703,000, or $0.03 per common share-diluted, for the second fiscal quarter and six months ended March 31, 2013 as compared to a GAAP net loss attributable to common shareholders of $2.3 million, or $0.12 per common share-diluted, and $2.1 million, or $0.11 per common share-diluted, for the second fiscal quarter and six months ended March 31, 2012.

Jonathan Cohen, CEO and President, commented, “The continued growth in assets under management to over $15.3 billion is driving our business and profitability.  We raised approximately $100 million of equity for our real estate REITs in this fiscal quarter. We expect this number to be much higher for the quarter ending June 30, 2013.  In addition, CVC Credit Partners, LP, our JV with CVC Capital, is starting to grow both in the United States and Europe with numerous product offerings starting to raise capital.”
Assets Under Management
The following table details the Company's assets under management by operating segment, which increased by $2.3 billion (18%) from March 31, 2012 to March 31, 2013:

	March 31,		March 31,
	2013		2012
Financial fund management	$13.0	billion	$10.9	billion
Real estate	1.8	billion	1.6	billion
Commercial finance	0.5	billion	0.5	billion
	$15.3	billion	$13.0	billion
A description of how the Company calculates assets under management is set forth in Item 1 of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2012.

Highlights for the Second Fiscal Quarter Ended March 31, 2013 and Recent Developments
REAL ESTATE:

•	Fundraising:

•
Resource Real Estate Opportunity REIT, Inc. (“RRE Opportunity REIT”) raised a record $20.9 million and $53.5 million during the month and second fiscal quarter ended March 31, 2013. Subsequent to the quarter end, RRE Opportunity REIT raised an additional $25.5 million in total equity capital for the month ended April 30, 2013.

•
Resource Capital Corp. (“RSO”) raised $45.2 million of equity capital during the second fiscal quarter ended March 31, 2013. Subsequent to the quarter end, RSO raised an additional $119.6 million in equity capital, including $114.5 million, after underwriting discounts and expenses, in connection with the April 2013 public offering of 18.7 million shares of its common stock at a price of $6.33 per share.

•	Second Fiscal Quarter Resource Real Estate (“RRE”) Activity:

•
In January 2013, in connection with the sale of our interest in a property managed on behalf of an institutional real estate joint venture partner, the Company received $3.0 million in proceeds and management fees, including the recognition of a $1.6 million gain.

•
During the quarter ended March, 31 2013, on behalf of RRE Opportunity REIT, RRE acquired three multifamily rental apartment properties totaling $18.6 million located in Lexington, KY, Houston, TX and Hermantown, MN.

•
Property Management: Resource Real Estate Management, Inc., the Company's property management subsidiary, increased the apartment units it manages to 18,997 units (at 65 properties) as of March 31, 2013 from 16,513 units (at 59 properties) as of March 31, 2012.

•
Launch of Diversified Income Fund. RRE launched a new fund, Resource Real Estate Diversified Income Fund, or RREDX, which is a publicly-registered, diversified, closed-end management investment company offered through the independent broker-dealer network. Its focus will be to invest at least 80% in real estate and real estate related industry securities, primarily in income producing equity and debt securities.

•
Increased Assets Under Management: The Company's real estate operating segment increased its assets under management at March 31, 2013 to $1.8 billion, an increase of $189.0 million, or 12%, from March 31, 2012.

•
Increased Revenues: Real estate revenues increased 17% and 33%, respectively, to $11.3 million and $24.5 million for the second fiscal quarter and six months ended March 31, 2013 as compared to $9.7 million and $18.4 million for the second fiscal quarter and six months ended March 31, 2012.

FINANCIAL FUND MANAGEMENT:

•
New Collateralized Loan Obligations (“CLOs”): In January 2013, CVC Credit Partners, L.P. ("CCP"), the Company's global joint venture with CVC Capital Partners SICAV-FIS, S.A. ("CVC"), closed Apidos CLO XI (par value $400.0 million). In April 2013, CCP closed Apidos CLO XII (par value $523.0 million). In connection with these CLOs, CCP expects to receive approximately $4.3 million annually in asset management fees in the future.

•
Increased Assets Under Management: The Company's financial fund management operating segment increased its assets under management at March 31, 2013 to $13.0 billion, an increase of $2.1 billion, or 20%, from March 31, 2012.

CORPORATE/OTHER:

•
Dividends: The Company's Board of Directors authorized the payment on April 30, 2013 of a $0.03 cash dividend per share on the Company's common stock to holders of record as of the close of business on April 19, 2013. RSO declared a cash dividend of $0.20 per common share for its first fiscal quarter ended March 31, 2013.

Resource America, Inc. is a specialized asset management company that uses industry specific expertise to evaluate, originate, service and manage investment opportunities for its own account and for outside investors in the real estate, financial fund management and commercial finance sectors as well as our joint ventures.
For more information, please visit our website at www.resourceamerica.com or contact investor relations at pkamdar@resourceamerica.com.

Statements made in this release include forward-looking statements, which involve substantial risks and uncertainties. The Company's actual results, performance or achievements could differ materially from those expressed or implied in this release and its other reports filed with the Securities and Exchange Commission. For information pertaining to risks relating to these forward-looking statements, reference is made to the section “Risk Factors” contained in Item 1A of the Company's Annual Report on Form 10-K and in other of its public filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements to reflect new or changing information or events except as may be required by law.
A registration statement relating to securities offered by RRE Opportunity REIT was declared effective by the SEC on June 16, 2010.  A written prospectus relating to these securities may be obtained by contacting Resource Securities, Inc., 2005 Market Street, 15th Floor, Philadelphia, PA 19103.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
The remainder of this release contains the Company's unaudited consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows and reconciliation of GAAP income (loss) from continuing operations before taxes to adjusted income (loss) from continuing operations attributable to common shareholders, net of tax.

RESOURCE AMERICA, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31, 2013	September 30, 2012
	(unaudited)
ASSETS
Cash	$15,372	$19,393
Restricted cash	544	642
Receivables	403	3,554
Receivables from managed entities and related parties, net	32,328	41,051
Investments in real estate, net	17,103	19,149
Investment securities, at fair value	28,207	22,532
Investments in unconsolidated loan manager	37,803	36,356
Investments in unconsolidated entities	13,395	12,993
Property and equipment, net	2,446	2,732
Deferred tax assets, net	35,359	34,565
Other assets	6,567	3,776
Total assets	$189,527	$196,743

LIABILITIES AND EQUITY
Liabilities:
Accrued expenses and other liabilities	$18,651	$23,042
Payables to managed entities and related parties	3,160	4,380
Borrowings	22,316	23,020
Total liabilities	44,127	50,442

Commitments and contingencies

Equity:
Preferred stock, $1.00 par value, 1,000,000 shares authorized; none outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 30,082,416 and 29,866,664 shares issued (including nonvested restricted stock of 437,661 and 403,195), respectively	296	294
Additional paid-in capital	286,340	285,844
Accumulated deficit	(26,983)	(24,508)
Treasury stock, at cost; 9,915,167 and 9,756,955 shares, respectively	(103,446)	(102,457)
Accumulated other comprehensive loss	(11,044)	(13,080)
Total stockholders’ equity	145,163	146,093
Noncontrolling interests	237	208
Total equity	145,400	146,301
	$189,527	$196,743

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
REVENUES:
Real estate	$11,340	$9,716	$24,494	$18,382
Financial fund management	4,287	6,304	6,962	12,883
Commercial finance	(178)	(1,240)	(302)	2,179
	15,449	14,780	31,154	33,444
COSTS AND EXPENSES:
Real estate	9,440	7,407	17,438	14,599
Financial fund management	2,528	4,379	3,545	10,183
Commercial finance	45	230	(4)	2,193
Restructuring expenses	—	365	—	365
General and administrative	2,157	2,467	4,413	5,363
Gain on sale of leases and loans	—	—	—	(37)
Provision for credit losses	338	2,962	5,490	5,212
Depreciation and amortization	416	535	908	2,596
	14,924	18,345	31,790	40,474
OPERATING INCOME (LOSS)	525	(3,565)	(636)	(7,030)

OTHER INCOME (EXPENSE):
Gain on deconsolidation and sale of subsidiaries	—	—	—	8,749
Loss on extinguishment of debt	—	—	—	(2,190)
Gain on sale of investment securities, net	—	5	—	63
Other-than-temporary impairment on investments	(214)	(74)	(214)	(74)
Interest expense	(494)	(645)	(1,016)	(3,619)
Other income, net	740	625	1,328	1,184
	32	(89)	98	4,113
Income (loss) from continuing operations before taxes	557	(3,654)	(538)	(2,917)
Income tax benefit	(146)	(1,323)	(387)	(1,169)
Income (loss) from continuing operations	703	(2,331)	(151)	(1,748)
Loss from discontinued operations, net of tax	(2)	(16)	(8)	(36)
Net income (loss)	701	(2,347)	(159)	(1,784)
Add: net loss (income) attributable to noncontrolling interests	43	39	(544)	(339)
Net income (loss) attributable to common shareholders	$744	$(2,308)	$(703)	$(2,123)

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$746	$(2,292)	$(695)	$(2,087)
Discontinued operations	(2)	(16)	(8)	(36)
Net income (loss)	$744	$(2,308)	$(703)	$(2,123)

Basic earnings (loss) per share:
Continuing operations	$0.04	$(0.12)	$(0.03)	$(0.11)
Discontinued operations	—	—	—	—
Net income (loss)	$0.04	$(0.12)	$(0.03)	$(0.11)
Weighted average shares outstanding	20,124	19,437	20,100	19,575

Diluted earnings (loss) per share:
Continuing operations	$0.03	$(0.12)	$(0.03)	$(0.11)
Discontinued operations	—	—	—	—
Net income (loss)	$0.03	$(0.12)	$(0.03)	$(0.11)
Weighted average shares outstanding	21,815	19,437	20,100	19,575

RESOURCE AMERICA, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended
	March 31,
	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(159)	$(1,784)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,006	3,693
Provision for credit losses	5,490	5,212
Other-than-temporary impairment on investments	214	74
Unrealized gain on trading securities	(909)	—
Equity in earnings of unconsolidated entities	(2,462)	(228)
Distributions from unconsolidated entities	1,727	2,021
Gain on sale of leases and loans	—	(37)
Gain on sale of investment securities, net	(824)	(63)
Gain on sale of assets	(2,437)	—
Gain on sale and deconsolidation of subsidiaries	—	(8,749)
Loss on extinguishment of debt	—	2,190
Deferred income tax benefit	(387)	(1,169)
Equity-based compensation issued	498	817
Equity-based compensation received	(860)	(164)
Trading securities purchases and sales, net	1,003	—
Loss from discontinued operations	8	36
Changes in operating assets and liabilities	(501)	(4,296)
Net cash provided by (used in) operating activities	1,407	(2,447)
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(251)	(95)
Payments received on real estate loans and real estate	2,761	1,550
Investments in real estate and unconsolidated real estate entities	(1,521)	(503)
Purchase of commercial finance assets	—	(18,483)
Principal payments received on leases and loans	—	9,037
Cash divested on deconsolidation of LEAF	—	(2,284)
Purchase of investments	(2,849)	(736)
Proceeds from sale of loans and investments	—	277
Net cash used in investing activities	(1,860)	(11,237)
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in borrowings	2,000	128,845
Principal payments on borrowings	(2,340)	(123,924)
Dividends paid	(1,182)	(1,135)
Repurchase of common stock	(1,132)	(955)
Preferred stock dividends paid by LEAF to RSO	—	(188)
Decrease (increase) in restricted cash	98	(652)
Other	(150)	(2,275)
Net cash used in financing activities	(2,706)	(284)
CASH FLOWS FROM DISCONTINUED OPERATIONS:
Operating activities	(862)	(569)
Net cash used in discontinued operations	(862)	(569)

Decrease in cash	(4,021)	(14,537)
Cash, beginning of year	19,393	24,455
Cash, end of period	$15,372	$9,918

Schedule I

RECONCILIATION OF GAAP INCOME (LOSS) FROM CONTINUING
OPERATIONS BEFORE TAXES TO ADJUSTED INCOME (LOSS) FROM
CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS, NET OF TAX (1)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
Income (loss) from continuing operations before taxes - GAAP	$557	$(3,654)	$(538)	$(2,917)
Loss (income) attributable to noncontrolling interests - pre-tax	43	39	(822)	(210)
Income (loss) from continuing operations attributable to common shareholders - pre-tax	600	(3,615)	(1,360)	(3,127)

Commercial finance adjustments, pre-tax:
Loss (income) from operations	3,077	4,365	7,658	(484)
Noncontrolling interests	—	—	—	223
Commercial finance operations	3,077	4,365	7,658	(261)

Adjusted income (loss) from continuing operations attributable to common shareholders - pre-tax	3,677	750	6,298	(3,388)
Income tax provision (benefit) (2)	521	272	5,174	(1,219)
Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax	$3,156	$478	$1,124	$(2,169)

Adjusted weighted average diluted shares outstanding (3)	21,815	20,355	21,506	19,575

Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, per common per share-diluted	$0.14	$0.02	$0.05	$(0.11)

1.
Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, presents the Company's operations without the effect of its commercial finance operations. The Company believes that this provides useful information to investors since it allows investors to evaluate the Company's progress in both its real estate and financial fund management segments for the three and six months ended March 31, 2013 and 2012 separately from its commercial finance operations. Adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, should not be considered as an alternative to income (loss) from continuing operations before taxes (computed in accordance with GAAP). Instead, adjusted income (loss) from continuing operations attributable to common shareholders, net of tax, should be reviewed in connection with income (loss) from continuing operations before taxes in the Company's consolidated financial statements, to help analyze how the Company's business is performing.

2.	Income tax provision (benefit) is calculated using the Company's tax rate for the period, excluding one-time tax adjustments.

3.
Dilutive shares used in the calculation of adjusted income from continuing operations attributable to common shareholders per common share-diluted includes an additional 1.4 million shares for the six months ended March 31, 2013 and 918,000 for the three months ended March 31, 2012, which were antidilutive for the period and, as such, were not used in the calculation of GAAP loss from continuing operations attributable to common shareholders per common share-diluted.